UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  June 22, 2012
(Date of earliest event reported)

MRI INTERVENTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54575	58-2394628
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

One Commerce Square, Suite 2550 Memphis, Tennessee		38103
(Address of principal executive offices)		(Zip Code)

(901) 522-9300
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 22, 2012, MRI Interventions, Inc. (the “Company”) and Merge Healthcare Canada Corp., formerly known as Cedara Software Corp. (“Merge Healthcare”), entered into a Second Amendment to the Master Services and Licensing Agreement between the parties.

The Company entered into the Master Services and Licensing Agreement in July 2007 for Merge Healthcare to develop on the Company’s behalf, based on the Company’s detailed specifications, a customized software solution for the Company’s ClearPoint system. Merge Healthcare was in the business of providing software development and engineering services on a contract basis to a number of companies. In developing the Company’s ClearPoint system software, Merge Healthcare utilized certain of its own pre-existing software code. Under the Master Services and Licensing Agreement, the Company received a non-exclusive, worldwide license from Merge Healthcare to that code as an integrated component of the Company’s ClearPoint system software. In return, the Company agreed to pay Merge Healthcare a license fee for each copy of the ClearPoint system software that the Company distributes, subject to annual minimum license purchase commitments by the Company. Except for Merge Healthcare’s pre-existing software code, the work performed by Merge Healthcare was a “work-made-for-hire” and the Company exclusively owns its ClearPoint system software.

Pursuant to the Second Amendment to the Master Services and Licensing Agreement, the Company agreed to issue to an affiliate of Merge Healthcare 1,500,000 shares of the Company’s common stock (1) in full payment and satisfaction of license fees owed to Merge Healthcare in the amount of $612,500 for licenses previously purchased by the Company, (2) in full payment and satisfaction of all of the Company’s remaining minimum license purchase commitments from Merge Healthcare in the amount of $962,500, and (3) the issuance by Merge Healthcare of additional licenses for the Company’s use.

A copy of the Second Amendment to the Master Services and Licensing Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference.  The Company claimed exemption from registration under the Securities Act of 1933 for the issuance of the shares of its common stock by virtue of Section 4(2) of the Securities Act and/or Rule 506 of Regulation D adopted thereunder.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MRI INTERVENTIONS, INC.

By:	/s/ Oscar L. Thomas
Oscar L. Thomas
Vice President, Business Affairs

Date:           June 26, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Second Amendment to the Master Services and Licensing Agreement between MRI Interventions, Inc. and Merge Healthcare Canada Corp. (f/k/a Cedara Software Corp.), effective as of June 22, 2012

†	Confidential treatment requested under Rule 24b-2 under the Securities Exchange Act of 1934. The confidential portions of this exhibit have been omitted and are marked accordingly. The confidential portions have been filed separately with the Securities and Exchange Commission pursuant to the confidential treatment request.